SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

KULR TECHNOLOGY GROUP, INC.
(Exact name of the registrant as specified in its charter)

Delaware	001-40454	81-1004273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4863 Shawline Street, San Diego, California 92111

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

Not Applicable

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	KULR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Reports on Form 8-K filed on May 16, 2022 and June 3, 2022, KULR Technology Group, Inc. (the “Company”) entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd. (“Yorkville” or “YA”). On September 23, 2022, the Company entered into the Supplemental Agreement to the SEPA (the “Supplemental Agreement”) with Yorkville.

As previously disclosed, on August 16, 2023, the Company entered into a letter agreement (the “Letter Agreement”) with YA and Yorkville Advisors Global, L.P (collectively “Yorkville Advisors”), to supplement and modify the Supplemental Agreement.

On August 22, 2023, the Company entered into amendment to the Letter Agreement (the “Amendment Letter”) with Yorkville Advisors extending the deadline to make an initial payment from August 25, 2023 to September 1, 2023.

The foregoing is a summary of certain terms of the Letter Agreement and the Amendment Letter. For a full description of all terms, please refer to (i) the Letter Agreement incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 16, 2023; and (ii) the Amendment Letter filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
10.1	Letter Agreement, dated as of August 16, 2023 by and between KULR Technology Group, Inc., YA II PN, LTD, as well as Yorkville Advisors Global, L.P. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 16, 2023)
10.2	Amendment Letter, dated as of August 22, 2023, by and between KULR Technology Group, Inc., YA II PN, LTD, as well as Yorkville Advisors Global, L.P.
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: August 22, 2023	By:	/s/ Michael Mo
Michael Mo
President & Chief Executive Officer